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                                                                   Exhibit 10.12


                                Extensity, Inc.
                         2200 Powell Street, Suite 400
                              Emeryville, CA 94608



                                January 7, 2000



Melissa Abernathy
American Express

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Dear Melissa:

     Extensity, Inc. (the "Company") is in the process of undertaking an initial public offering of its common stock and has filed with the Securities Exchange Commission a Registration Statement on Form S-1 ("Registration Statement") relating to such offering. In the Registration Statement, the Company cites the following market research data compiled by American Express:

          "Without business process automation, expense reporting, procurement and time management transactions can have significant processing costs. For example, American Express has estimated that the average company spends $36 to process an expense report using traditional paper-based methods." [pg. 35]

     By executing below, you hereby consent to the presentation of the data set forth above in the Company's Registration Statement in the manner set forth above.

                                       Yours very truly,

                                       EXTENSITY, INC.


                                       /s/ ELIZABETH IRELAND
                                       ------------------------------
                                       Elizabeth Ireland
                                       Vice President of Marketing



AGREED AND ACCEPTED

AMERICAN EXPRESS


By:  MELISSA G. ABERNATHY
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Title: Manager, Public Affairs,
       (American Express Corporate Services)
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